Contact:
Matthew S. Stadler
Executive Vice President
Chief Financial Officer
Cohen & Steers, Inc.
Tel (212) 446-9168

COHEN & STEERS REPORTS RESULTS FOR SECOND QUARTER 2023

•Diluted EPS of $0.64; $0.70, as adjusted
•Operating margin of 33.9%; 36.4%, as adjusted
•Ending AUM of $80.4 billion; average AUM of $79.4 billion
•Net outflows of $512 million

NEW YORK, NY, July 19, 2023—Cohen & Steers, Inc. (NYSE: CNS) today reported its results for the quarter ended June 30, 2023.
Financial Highlights

(in thousands, except percentages and per share data)	Three Months Ended
	June 30, 2023	March 31, 2023	$ Change	% Change
U.S. GAAP
Revenue	$120,630	$126,082	$(5,452)	(4.3%)
Expenses	$79,789	$81,183	$(1,394)	(1.7%)
Operating income	$40,841	$44,899	$(4,058)	(9.0%)
Non-operating income (loss) (1)	$2,650	$1,632	$1,018	62.4%
Net income attributable to common stockholders	$31,778	$35,314	$(3,536)	(10.0%)
Diluted earnings per share	$0.64	$0.71	$(0.07)	(10.1%)
Operating margin	33.9%	35.6%	N/A	(170 bps)

As Adjusted (2)
Net income attributable to common stockholders	$34,742	$37,594	$(2,852)	(7.6%)
Diluted earnings per share	$0.70	$0.76	$(0.06)	(7.7%)
Operating margin	36.4%	38.0%	N/A	(160 bps)
_________________________
(1)Included amounts attributable to third-party interests in consolidated investment vehicles. Refer to non-operating income (loss) tables on page 3 for additional detail.
(2)Refer to pages 18-19 for reconciliations of U.S. GAAP to as adjusted results.

Revenue

(in thousands)	Three Months Ended
	June 30, 2023	March 31, 2023	$ Change	% Change
Investment advisory and administration fees:
Open-end funds	$59,062	$62,520	$(3,458)	(5.5%)
Institutional accounts	30,166	30,629	$(463)	(1.5%)
Closed-end funds	23,890	24,885	$(995)	(4.0%)
Total	113,118	118,034	$(4,916)	(4.2%)
Distribution and service fees	6,977	7,562	$(585)	(7.7%)
Other	535	486	$49	10.1%
Total revenue	$120,630	$126,082	$(5,452)	(4.3%)

•The decrease in total investment advisory and administration fees from the first quarter of 2023 was primarily due to lower average assets under management across all three types of investment vehicles, partially offset by one additional day in the quarter; and
•The decrease in distribution and service fees from the first quarter of 2023 was primarily due to lower average assets under management in U.S. open-end funds, partially offset by one additional day in the quarter.

Expenses

(in thousands)	Three Months Ended
	June 30, 2023	March 31, 2023	$ Change	% Change
Employee compensation and benefits	$48,893	$48,857	$36	0.1%
Distribution and service fees	13,329	14,216	$(887)	(6.2%)
General and administrative	16,728	17,122	$(394)	(2.3%)
Depreciation and amortization	839	988	$(149)	(15.1%)
Total expenses	$79,789	$81,183	$(1,394)	(1.7%)

•Distribution and service fees decreased from the first quarter of 2023, primarily due to lower average assets under management in U.S. open-end funds, partially offset by one additional day in the quarter; and
•General and administrative expenses decreased from the first quarter of 2023, primarily due to lower travel and entertainment of $317,000 and recruitment fees of $239,000.

Operating Margin
Operating margin was 33.9% for the second quarter of 2023, compared with 35.6% for the first quarter of 2023. Operating margin represents the ratio of operating income to revenue.

Non-operating Income (Loss)

(in thousands)	Three Months Ended
	June 30, 2023
	Consolidated Investment Vehicles	Corporate Seed Investments	Corporate Other		Total
Interest and dividend income—net	$1,050	$939	$1,439		$3,428
Gain (loss) from investments—net	13	25	318	(1)	356
Foreign currency gain (loss)—net	(88)	1	(1,047)	(2)	(1,134)
Total non-operating income (loss)	975	965	710		2,650
Net (income) loss attributable to noncontrolling interests	(727)	—	—		(727)
Non-operating income (loss) attributable to the company	$248	$965	$710		$1,923
_________________________
(1)Comprised primarily of gain (loss) on derivative contracts, which are utilized to economically hedge a portion of the market risk of the company's seed investments included in both Consolidated Investment Vehicles and Corporate Seed Investments.
(2)Comprised primarily of net foreign currency exchange gain (loss) associated with U.S. dollar-denominated assets held by certain foreign subsidiaries.

(in thousands)	Three Months Ended
	March 31, 2023
	Consolidated Investment Vehicles	Corporate Seed Investments	Corporate Other		Total
Interest and dividend income—net	$884	$843	$1,489		$3,216
Gain (loss) from investments—net	(7)	45	(346)	(1)	(308)
Foreign currency gain (loss)—net	41	24	(1,341)	(2)	(1,276)
Total non-operating income (loss)	918	912	(198)		1,632
Net (income) loss attributable to noncontrolling interests	(984)	—	—		(984)
Non-operating income (loss) attributable to the company	$(66)	$912	$(198)		$648
_________________________
(1)Comprised primarily of gain (loss) on derivative contracts, which are utilized to economically hedge a portion of the market risk of the company's seed investments included in both Consolidated Investment Vehicles and Corporate Seed Investments.
(2)Comprised primarily of net foreign currency exchange gain (loss) associated with U.S. dollar-denominated assets held by certain foreign subsidiaries.

Income Taxes
A reconciliation of the company’s statutory federal income tax rate and the effective income tax rate is summarized in the following table:

	Three Months Ended
	June 30, 2023	March 31, 2023
U.S. statutory tax rate	21.0%	21.0%
State and local income taxes, net of federal benefit	3.1	3.1
Non-deductible executive compensation	1.4	3.0
Excess tax benefits related to the vesting and delivery of restricted stock units	—	(4.6)
Unrecognized tax benefit adjustments	—	0.2
Other	0.2	(0.2)
Effective income tax rate	25.7%	22.5%

Assets Under Management

(in millions)	As of		Change
	June 30, 2023	March 31, 2023	$	%
By Investment Vehicle
Open-end funds	$36,209	$36,427	$(218)	(0.6%)
Institutional accounts	33,275	32,604	$671	2.1%
Closed-end funds	10,929	10,874	$55	0.5%
Total	$80,413	$79,905	$508	0.6%

By Investment Strategy
U.S. real estate	$36,948	$36,080	$868	2.4%
Preferred securities	18,009	18,210	$(201)	(1.1%)
Global/international real estate	14,838	14,762	$76	0.5%
Global listed infrastructure	8,379	8,596	$(217)	(2.5%)
Other	2,239	2,257	$(18)	(0.8%)
Total	$80,413	$79,905	$508	0.6%

Assets under management at June 30, 2023 were $80.4 billion, an increase of 0.6% from $79.9 billion at March 31, 2023. The increase was due to market appreciation of $1.8 billion, partially offset by net outflows of $512 million and distributions of $757 million.
Open-end Funds
Assets under management in open-end funds at June 30, 2023 were $36.2 billion, a decrease of 0.6% from $36.4 billion at March 31, 2023. The decrease was primarily due to the following:
•Net outflows of $288 million from preferred securities and $154 million from U.S. real estate;
•Market appreciation of $605 million from U.S. real estate and $176 million from preferred securities; and
•Distributions of $151 million from U.S. real estate and $133 million from preferred securities. Of these distributions, $241 million was reinvested and included in net flows.
Institutional Accounts
Assets under management in institutional accounts at June 30, 2023 were $33.3 billion, an increase of 2.1% from $32.6 billion at March 31, 2023. The increase was primarily due to the following:
•Advisory:
◦Net outflows of $94 million from global listed infrastructure and $78 million from preferred securities; and
◦Market appreciation of $196 million from U.S. real estate and $113 million from global/international real estate.
•Japan subadvisory:
◦Net inflows of $237 million into U.S. real estate, partially offset by net outflows of $43 million from global/international real estate;
◦Market appreciation of $275 million from U.S. real estate; and
◦Distributions of $253 million from U.S. real estate.

•Subadvisory excluding Japan:
◦Net inflows of $14 million; and
◦Market appreciation of $76 million.
Closed-end Funds
Assets under management in closed-end funds at June 30, 2023 and March 31, 2023 were $10.9 billion.

Investment Performance at June 30, 2023
_________________________
(1)    Past performance is no guarantee of future results. Outperformance is determined by comparing the annualized investment performance of each investment strategy to the performance of specified reference benchmarks. Investment performance in excess of the performance of the benchmark is considered outperformance. The investment performance calculation of each investment strategy is based on all active accounts and investment models pursuing similar investment objectives. For accounts, actual investment performance is measured gross of fees and net of withholding taxes. For investment models, for which actual investment performance does not exist, the investment performance of a composite of accounts pursuing comparable investment objectives is used as a proxy for actual investment performance. The performance of the specified reference benchmark for each account and investment model is measured net of withholding taxes, where applicable. This is not investment advice and may not be construed as sales or marketing material for any financial product or service sponsored or provided by Cohen & Steers.
(2)    © 2023 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Morningstar calculates its ratings based on a risk-adjusted return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive two stars and the bottom 10% receive one star. Past performance is no guarantee of future results. Based on independent rating by Morningstar, Inc. of investment performance of each Cohen & Steers-sponsored open-end U.S.-registered mutual fund for all share classes for the overall period at June 30, 2023. Overall Morningstar rating is a weighted average based on the 3-year, 5-year and 10-year Morningstar rating. Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages. This is not investment advice and may not be construed as sales or marketing material for any financial product or service sponsored or provided by Cohen & Steers.

Balance Sheet Information
As of June 30, 2023, cash, cash equivalents, U.S. Treasurys and liquid seed investments were $257.9 million, compared with $247.6 million as of March 31, 2023. As of June 30, 2023, stockholders' equity was $353.2 million, compared with $337.0 million as of March 31, 2023.

Conference Call Information
Cohen & Steers will host a conference call tomorrow, July 20, 2023 at 10:00 a.m. (ET) to discuss the company's second quarter results. Investors and analysts can access the live conference call by dialing 888-300-4150 (U.S.) or +1-646-970-1530 (international); passcode: 4855092. Participants should plan to register at least 10 minutes before the conference call begins. The accompanying presentation will be available on the company's website at www.cohenandsteers.com under “Company—Investor Relations—Earnings Archive.”
A replay of the call will be available for two weeks starting approximately two hours after the conference call concludes on July 20, 2023 and can be accessed at 800-770-2030 (U.S.) or +1-647-362-9199 (international); passcode: 4855092. Internet access to the webcast, which includes audio (listen-only), will be available on the company’s website at www.cohenandsteers.com under “Company—Investor Relations" under "Financials.” The webcast will be archived on the website for one month.
About Cohen & Steers
Cohen & Steers is a leading global investment manager specializing in real assets and alternative income, including real estate, preferred securities, infrastructure, resource equities, commodities, as well as multi-strategy solutions. Founded in 1986, the firm is headquartered in New York City, with offices in London, Dublin, Hong Kong, Tokyo and Singapore.
Forward-Looking Statements
This press release and other statements that Cohen & Steers may make may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which reflect the company's current views with respect to, among other things, the company's operations and financial performance. You can identify these forward-looking statements by the use of words such as "outlook," "believes," "expects," "potential," "continues," "may," "will," "should," "seeks," "approximately," "predicts," "intends," "plans," "estimates," "anticipates" or the negative versions of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these forward-looking statements. The company believes that these factors include, but are not limited to, the risks described in the Risk Factors section of the company's Annual Report on Form 10-K for the year ended December 31, 2022 (the Form 10-K), which is accessible on the Securities and Exchange Commission's website at www.sec.gov and on the company's website at www.cohenandsteers.com. These factors are not exhaustive and should be read in conjunction with the other cautionary statements that are included in the company's Form 10-K and other filings with the Securities and Exchange Commission. The company undertakes no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.
# # # #

Cohen & Steers, Inc. and Subsidiaries
Condensed Consolidated Statements of Operations (Unaudited)
(in thousands, except per share data)

	Three Months Ended			% Change From
	June 30, 2023	March 31, 2023	June 30, 2022	March 31, 2023	June 30, 2022
Revenue:
Investment advisory and administration fees	$113,118	$118,034	$137,655
Distribution and service fees	6,977	7,562	9,005
Other	535	486	771
Total revenue	120,630	126,082	147,431	(4.3%)	(18.2%)
Expenses:
Employee compensation and benefits	48,893	48,857	53,857
Distribution and service fees	13,329	14,216	18,236
General and administrative	16,728	17,122	13,238
Depreciation and amortization	839	988	1,106
Total expenses	79,789	81,183	86,437	(1.7%)	(7.7%)
Operating income	40,841	44,899	60,994	(9.0%)	(33.0%)
Non-operating income (loss):
Interest and dividend income—net	3,428	3,216	1,888
Gain (loss) from investments—net	356	(308)	(28,573)
Foreign currency gain (loss)—net	(1,134)	(1,276)	1,683
Total non-operating income (loss)	2,650	1,632	(25,002)	62.4%	*
Income before provision for income taxes	43,491	46,531	35,992	(6.5%)	20.8%
Provision for income taxes	10,986	10,233	9,843
Net income	32,505	36,298	26,149	(10.4%)	24.3%
Net (income) loss attributable to noncontrolling interests	(727)	(984)	25,807
Net income attributable to common stockholders	$31,778	$35,314	$51,956	(10.0%)	(38.8%)

Earnings per share attributable to common stockholders:
Basic	$0.64	$0.72	$1.06	(10.2%)	(39.5%)
Diluted	$0.64	$0.71	$1.06	(10.1%)	(39.2%)

Weighted average shares outstanding:
Basic	49,315	49,199	48,805
Diluted	49,463	49,402	49,208
_________________________ * Not meaningful.

Cohen & Steers, Inc. and Subsidiaries
Condensed Consolidated Statements of Operations (Unaudited)
(in thousands, except per share data)

	Six Months Ended
	June 30, 2023	June 30, 2022	% Change
Revenue:
Investment advisory and administration fees	$231,152	$281,324
Distribution and service fees	14,539	18,874
Other	1,021	1,422
Total revenue	246,712	301,620	(18.2%)
Expenses:
Employee compensation and benefits	97,750	108,600
Distribution and service fees	27,545	52,187
General and administrative	33,850	26,748
Depreciation and amortization	1,827	2,100
Total expenses	160,972	189,635	(15.1%)
Operating income	85,740	111,985	(23.4%)
Non-operating income (loss):
Interest and dividend income—net	6,644	2,785
Gain (loss) from investments—net	48	(25,006)
Foreign currency gain (loss)—net	(2,410)	2,329
Total non-operating income (loss)	4,282	(19,892)	*
Income before provision for income taxes	90,022	92,093	(2.2%)
Provision for income taxes	21,219	19,103
Net income	68,803	72,990	(5.7%)
Net (income) loss attributable to noncontrolling interests	(1,711)	20,984
Net income attributable to common stockholders	$67,092	$93,974	(28.6%)

Earnings per share attributable to common stockholders:
Basic	$1.36	$1.93	(29.4%)
Diluted	$1.36	$1.91	(28.8%)

Weighted average shares outstanding:
Basic	49,257	48,739
Diluted	49,433	49,272
_________________________ * Not meaningful.

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management
By Investment Vehicle
(in millions)
	Three Months Ended			% Change From
	June 30, 2023	March 31, 2023	June 30, 2022	March 31, 2023	June 30, 2022
Open-end Funds
Assets under management, beginning of period	$36,427	$36,903	$48,105
Inflows	2,782	3,474	4,859
Outflows	(3,290)	(3,779)	(5,103)
Net inflows (outflows)	(508)	(305)	(244)
Market appreciation (depreciation)	794	110	(5,654)
Distributions	(344)	(281)	(624)
Transfers	(160)	—	—
Total increase (decrease)	(218)	(476)	(6,522)
Assets under management, end of period	$36,209	$36,427	$41,583	(0.6%)	(12.9%)
Percentage of total assets under management	45.0%	45.6%	47.3%
Average assets under management	$35,911	$38,440	$45,188	(6.6%)	(20.5%)

Institutional Accounts
Assets under management, beginning of period	$32,604	$32,373	$40,956
Inflows	670	715	1,259
Outflows	(676)	(833)	(1,734)
Net inflows (outflows)	(6)	(118)	(475)
Market appreciation (depreciation)	776	608	(5,733)
Distributions	(259)	(259)	(242)
Transfers	160	—	—
Total increase (decrease)	671	231	(6,450)
Assets under management, end of period	$33,275	$32,604	$34,506	2.1%	(3.6%)
Percentage of total assets under management	41.4%	40.8%	39.3%
Average assets under management	$32,682	$33,409	$37,506	(2.2%)	(12.9%)

Closed-end Funds
Assets under management, beginning of period	$10,874	$11,149	$13,061
Inflows	2	11	2
Outflows	—	(85)	—
Net inflows (outflows)	2	(74)	2
Market appreciation (depreciation)	207	(47)	(1,137)
Distributions	(154)	(154)	(153)
Total increase (decrease)	55	(275)	(1,288)
Assets under management, end of period	$10,929	$10,874	$11,773	0.5%	(7.2%)
Percentage of total assets under management	13.6%	13.6%	13.4%
Average assets under management	$10,813	$11,353	$12,428	(4.8%)	(13.0%)

Total
Assets under management, beginning of period	$79,905	$80,425	$102,122
Inflows	3,454	4,200	6,120
Outflows	(3,966)	(4,697)	(6,837)
Net inflows (outflows)	(512)	(497)	(717)
Market appreciation (depreciation)	1,777	671	(12,524)
Distributions	(757)	(694)	(1,019)
Total increase (decrease)	508	(520)	(14,260)
Assets under management, end of period	$80,413	$79,905	$87,862	0.6%	(8.5%)
Average assets under management	$79,406	$83,202	$95,122	(4.6%)	(16.5%)

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management
By Investment Vehicle
(in millions)
	Six Months Ended
	June 30, 2023	June 30, 2022	% Change
Open-end Funds
Assets under management, beginning of period	$36,903	$50,911
Inflows	6,256	9,745
Outflows	(7,069)	(9,781)
Net inflows (outflows)	(813)	(36)
Market appreciation (depreciation)	904	(8,389)
Distributions	(625)	(903)
Transfers	(160)	—
Total increase (decrease)	(694)	(9,328)
Assets under management, end of period	$36,209	$41,583	(12.9%)
Percentage of total assets under management	45.0%	47.3%
Average assets under management	$37,178	$46,602	(20.2%)

Institutional Accounts
Assets under management, beginning of period	$32,373	$42,727
Inflows	1,385	3,319
Outflows	(1,509)	(3,800)
Net inflows (outflows)	(124)	(481)
Market appreciation (depreciation)	1,384	(7,227)
Distributions	(518)	(513)
Transfers	160	—
Total increase (decrease)	902	(8,221)
Assets under management, end of period	$33,275	$34,506	(3.6%)
Percentage of total assets under management	41.4%	39.3%
Average assets under management	$33,047	$39,048	(15.4%)

Closed-end Funds
Assets under management, beginning of period	$11,149	$12,991
Inflows	13	556
Outflows	(85)	—
Net inflows (outflows)	(72)	556
Market appreciation (depreciation)	160	(1,474)
Distributions	(308)	(300)
Total increase (decrease)	(220)	(1,218)
Assets under management, end of period	$10,929	$11,773	(7.2%)
Percentage of total assets under management	13.6%	13.4%
Average assets under management	$11,081	$12,489	(11.3%)

Total
Assets under management, beginning of period	$80,425	$106,629
Inflows	7,654	13,620
Outflows	(8,663)	(13,581)
Net inflows (outflows)	(1,009)	39
Market appreciation (depreciation)	2,448	(17,090)
Distributions	(1,451)	(1,716)
Total increase (decrease)	(12)	(18,767)
Assets under management, end of period	$80,413	$87,862	(8.5%)
Average assets under management	$81,306	$98,139	(17.2%)

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management - Institutional Accounts
By Account Type
(in millions)
	Three Months Ended			% Change From
	June 30, 2023	March 31, 2023	June 30, 2022	March 31, 2023	June 30, 2022
Advisory
Assets under management, beginning of period	$18,490	$18,631	$23,726
Inflows	282	222	769
Outflows	(496)	(621)	(1,177)
Net inflows (outflows)	(214)	(399)	(408)
Market appreciation (depreciation)	388	258	(3,183)
Transfers	160	—	—
Total increase (decrease)	334	(141)	(3,591)
Assets under management, end of period	$18,824	$18,490	$20,135	1.8%	(6.5%)
Percentage of institutional assets under management	56.6%	56.7%	58.4%
Average assets under management	$18,602	$19,123	$21,869	(2.7%)	(14.9%)

Japan Subadvisory
Assets under management, beginning of period	$8,713	$8,376	$10,692
Inflows	283	385	249
Outflows	(89)	(59)	(226)
Net inflows (outflows)	194	326	23
Market appreciation (depreciation)	312	270	(1,534)
Distributions	(259)	(259)	(242)
Total increase (decrease)	247	337	(1,753)
Assets under management, end of period	$8,960	$8,713	$8,939	2.8%	0.2%
Percentage of institutional assets under management	26.9%	26.7%	25.9%
Average assets under management	$8,653	$8,739	$9,604	(1.0%)	(9.9%)

Subadvisory Excluding Japan
Assets under management, beginning of period	$5,401	$5,366	$6,538
Inflows	105	108	241
Outflows	(91)	(153)	(331)
Net inflows (outflows)	14	(45)	(90)
Market appreciation (depreciation)	76	80	(1,016)
Total increase (decrease)	90	35	(1,106)
Assets under management, end of period	$5,491	$5,401	$5,432	1.7%	1.1%
Percentage of institutional assets under management	16.5%	16.6%	15.7%
Average assets under management	$5,427	$5,547	$6,033	(2.2%)	(10.0%)

Total Institutional Accounts
Assets under management, beginning of period	$32,604	$32,373	$40,956
Inflows	670	715	1,259
Outflows	(676)	(833)	(1,734)
Net inflows (outflows)	(6)	(118)	(475)
Market appreciation (depreciation)	776	608	(5,733)
Distributions	(259)	(259)	(242)
Transfers	160	—	—
Total increase (decrease)	671	231	(6,450)
Assets under management, end of period	$33,275	$32,604	$34,506	2.1%	(3.6%)
Average assets under management	$32,682	$33,409	$37,506	(2.2%)	(12.9%)

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management - Institutional Accounts
By Account Type
(in millions)
	Six Months Ended
	June 30, 2023	June 30, 2022	% Change
Advisory
Assets under management, beginning of period	$18,631	$24,599
Inflows	504	2,342
Outflows	(1,117)	(2,792)
Net inflows (outflows)	(613)	(450)
Market appreciation (depreciation)	646	(4,014)
Transfers	160	—
Total increase (decrease)	193	(4,464)
Assets under management, end of period	$18,824	$20,135	(6.5%)
Percentage of institutional assets under management	56.6%	58.4%
Average assets under management	$18,861	$22,860	(17.5%)

Japan Subadvisory
Assets under management, beginning of period	$8,376	$11,329
Inflows	668	468
Outflows	(148)	(329)
Net inflows (outflows)	520	139
Market appreciation (depreciation)	582	(2,016)
Distributions	(518)	(513)
Total increase (decrease)	584	(2,390)
Assets under management, end of period	$8,960	$8,939	0.2%
Percentage of institutional assets under management	26.9%	25.9%
Average assets under management	$8,696	$9,975	(12.8%)

Subadvisory Excluding Japan
Assets under management, beginning of period	$5,366	$6,799
Inflows	213	509
Outflows	(244)	(679)
Net inflows (outflows)	(31)	(170)
Market appreciation (depreciation)	156	(1,197)
Total increase (decrease)	125	(1,367)
Assets under management, end of period	$5,491	$5,432	1.1%
Percentage of institutional assets under management	16.5%	15.7%
Average assets under management	$5,490	$6,213	(11.6%)

Total Institutional Accounts
Assets under management, beginning of period	$32,373	$42,727
Inflows	1,385	3,319
Outflows	(1,509)	(3,800)
Net inflows (outflows)	(124)	(481)
Market appreciation (depreciation)	1,384	(7,227)
Distributions	(518)	(513)
Transfers	160	—
Total increase (decrease)	902	(8,221)
Assets under management, end of period	$33,275	$34,506	(3.6%)
Average assets under management	$33,047	$39,048	(15.4%)

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management
By Investment Strategy
(in millions)
	Three Months Ended			% Change From
	June 30, 2023	March 31, 2023	June 30, 2022	March 31, 2023	June 30, 2022
U.S. Real Estate
Assets under management, beginning of period	$36,080	$35,108	$47,268
Inflows	1,614	2,033	2,582
Outflows	(1,500)	(1,599)	(2,433)
Net inflows (outflows)	114	434	149
Market appreciation (depreciation)	1,210	907	(6,542)
Distributions	(456)	(437)	(697)
Transfers	—	68	—
Total increase (decrease)	868	972	(7,090)
Assets under management, end of period	$36,948	$36,080	$40,178	2.4%	(8.0%)
Percentage of total assets under management	45.9%	45.2%	45.7%
Average assets under management	$35,800	$36,772	$43,917	(2.6%)	(18.5%)

Preferred Securities
Assets under management, beginning of period	$18,210	$19,767	$24,466
Inflows	1,241	1,454	1,711
Outflows	(1,606)	(2,326)	(2,757)
Net inflows (outflows)	(365)	(872)	(1,046)
Market appreciation (depreciation)	348	(492)	(1,769)
Distributions	(184)	(195)	(202)
Transfers	—	2	—
Total increase (decrease)	(201)	(1,557)	(3,017)
Assets under management, end of period	$18,009	$18,210	$21,449	(1.1%)	(16.0%)
Percentage of total assets under management	22.4%	22.8%	24.4%
Average assets under management	$18,013	$20,227	$22,915	(10.9%)	(21.4%)

Global/International Real Estate
Assets under management, beginning of period	$14,762	$14,782	$19,362
Inflows	368	273	861
Outflows	(458)	(417)	(1,164)
Net inflows (outflows)	(90)	(144)	(303)
Market appreciation (depreciation)	206	202	(3,303)
Distributions	(40)	(8)	(47)
Transfers	—	(70)	—
Total increase (decrease)	76	(20)	(3,653)
Assets under management, end of period	$14,838	$14,762	$15,709	0.5%	(5.5%)
Percentage of total assets under management	18.5%	18.5%	17.9%
Average assets under management	$14,859	$15,321	$17,524	(3.0%)	(15.2%)

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management
By Investment Strategy - continued
(in millions)
	Three Months Ended			% Change From
	June 30, 2023	March 31, 2023	June 30, 2022	March 31, 2023	June 30, 2022
Global Listed Infrastructure
Assets under management, beginning of period	$8,596	$8,596	$9,197
Inflows	79	135	461
Outflows	(250)	(124)	(353)
Net inflows (outflows)	(171)	11	108
Market appreciation (depreciation)	12	35	(673)
Distributions	(58)	(46)	(58)
Total increase (decrease)	(217)	—	(623)
Assets under management, end of period	$8,379	$8,596	$8,574	(2.5%)	(2.3%)
Percentage of total assets under management	10.4%	10.8%	9.8%
Average assets under management	$8,486	$8,682	$8,853	(2.3%)	(4.1%)

Other
Assets under management, beginning of period	$2,257	$2,172	$1,829
Inflows	152	305	505
Outflows	(152)	(231)	(130)
Net inflows (outflows)	—	74	375
Market appreciation (depreciation)	1	19	(237)
Distributions	(19)	(8)	(15)
Total increase (decrease)	(18)	85	123
Assets under management, end of period	$2,239	$2,257	$1,952	(0.8%)	14.7%
Percentage of total assets under management	2.8%	2.8%	2.2%
Average assets under management	$2,248	$2,200	$1,913	2.2%	17.5%

Total
Assets under management, beginning of period	$79,905	$80,425	$102,122
Inflows	3,454	4,200	6,120
Outflows	(3,966)	(4,697)	(6,837)
Net inflows (outflows)	(512)	(497)	(717)
Market appreciation (depreciation)	1,777	671	(12,524)
Distributions	(757)	(694)	(1,019)
Total increase (decrease)	508	(520)	(14,260)
Assets under management, end of period	$80,413	$79,905	$87,862	0.6%	(8.5%)
Average assets under management	$79,406	$83,202	$95,122	(4.6%)	(16.5%)

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management
By Investment Strategy
(in millions)
	Six Months Ended
	June 30, 2023	June 30, 2022	% Change
U.S. Real Estate
Assets under management, beginning of period	$35,108	$49,915
Inflows	3,647	5,875
Outflows	(3,099)	(5,169)
Net inflows (outflows)	548	706
Market appreciation (depreciation)	2,117	(9,334)
Distributions	(893)	(1,109)
Transfers	68	—
Total increase (decrease)	1,840	(9,737)
Assets under management, end of period	$36,948	$40,178	(8.0%)
Percentage of total assets under management	45.9%	45.7%
Average assets under management	$36,283	$45,174	(19.7%)

Preferred Securities
Assets under management, beginning of period	$19,767	$26,987
Inflows	2,695	3,675
Outflows	(3,932)	(5,629)
Net inflows (outflows)	(1,237)	(1,954)
Market appreciation (depreciation)	(144)	(3,169)
Distributions	(379)	(415)
Transfers	2	—
Total increase (decrease)	(1,758)	(5,538)
Assets under management, end of period	$18,009	$21,449	(16.0%)
Percentage of total assets under management	22.4%	24.4%
Average assets under management	$19,124	$24,272	(21.2%)

Global/International Real Estate
Assets under management, beginning of period	$14,782	$19,380
Inflows	641	2,417
Outflows	(875)	(1,944)
Net inflows (outflows)	(234)	473
Market appreciation (depreciation)	408	(4,078)
Distributions	(48)	(66)
Transfers	(70)	—
Total increase (decrease)	56	(3,671)
Assets under management, end of period	$14,838	$15,709	(5.5%)
Percentage of total assets under management	18.5%	17.9%
Average assets under management	$15,093	$18,183	(17.0%)

Cohen & Steers, Inc. and Subsidiaries
Assets Under Management
By Investment Strategy - continued
(in millions)
	Six Months Ended
	June 30, 2023	June 30, 2022	% Change
Global Listed Infrastructure
Assets under management, beginning of period	$8,596	$8,763
Inflows	214	925
Outflows	(374)	(652)
Net inflows (outflows)	(160)	273
Market appreciation (depreciation)	47	(359)
Distributions	(104)	(103)
Total increase (decrease)	(217)	(189)
Assets under management, end of period	$8,379	$8,574	(2.3%)
Percentage of total assets under management	10.4%	9.8%
Average assets under management	$8,582	$8,729	(1.7%)

Other
Assets under management, beginning of period	$2,172	$1,584
Inflows	457	728
Outflows	(383)	(187)
Net inflows (outflows)	74	541
Market appreciation (depreciation)	20	(150)
Distributions	(27)	(23)
Total increase (decrease)	67	368
Assets under management, end of period	$2,239	$1,952	14.7%
Percentage of total assets under management	2.8%	2.2%
Average assets under management	$2,224	$1,781	24.9%

Total
Assets under management, beginning of period	$80,425	$106,629
Inflows	7,654	13,620
Outflows	(8,663)	(13,581)
Net inflows (outflows)	(1,009)	39
Market appreciation (depreciation)	2,448	(17,090)
Distributions	(1,451)	(1,716)
Total increase (decrease)	(12)	(18,767)
Assets under management, end of period	$80,413	$87,862	(8.5%)
Average assets under management	$81,306	$98,139	(17.2%)

Reconciliations of U.S. GAAP to As Adjusted Financial Results
Management believes that use of the following as adjusted (non-GAAP) financial results provides greater transparency into the company’s operating performance. In addition, these as adjusted financial results are used to prepare the company's internal management reports which are used in evaluating its business.
While management believes that these as adjusted financial results are useful in evaluating operating performance, this information should be considered as supplemental in nature and not as a substitute for the related financial information prepared in accordance with U.S. GAAP.
Effective January 1, 2023, the company revised its methodology for as adjusted results to include interest and dividends from seed investments. Prior period amounts have not been recast to conform with the current period results as the impact was not significant.

Reconciliation of U.S. GAAP to As Adjusted Financial Results Net Income (Loss) Attributable to Common Stockholders and Diluted Earnings per Share

	Three Months Ended
(in thousands, except per share data)	June 30, 2023		March 31, 2023	June 30, 2022
Net income attributable to common stockholders, U.S. GAAP	$31,778		$35,314	$51,956
Seed investments—net (1)	35		968	2,170
Accelerated vesting of restricted stock units	108		245	2,490
Lease transition and other costs - 280 Park Avenue (2)	2,498		2,443	—
Foreign currency exchange (gains) losses—net (3)	1,073		1,090	(3,542)
Tax adjustments—net (4)	(750)		(2,466)	(5,872)
Net income attributable to common stockholders, as adjusted	$34,742		$37,594	$47,202

Diluted weighted average shares outstanding	49,463		49,402	49,208
Diluted earnings per share, U.S. GAAP	$0.64		$0.71	$1.06
Seed investments—net	—	*	0.02	0.04
Accelerated vesting of restricted stock units	—	*	0.01	0.05
Lease transition and other costs - 280 Park Avenue	0.05		0.05	—
Foreign currency exchange (gains) losses—net	0.02		0.02	(0.07)
Tax adjustments—net	(0.01)		(0.05)	(0.12)
Diluted earnings per share, as adjusted	$0.70		$0.76	$0.96
_________________________
* Amounts round to less than $0.01 per share.
(1)Represents adjustment to remove the impact of consolidated investment vehicles and other seed investments from the company's financial results. In accordance with the company’s revised methodology, interest and dividends from seed investments were not included in the adjustment for the three months ended June 30, 2023 and March 31, 2023.
(2)Represents lease and other expenses related to the company's current headquarters at 280 Park Avenue, which it expects to vacate in the fourth quarter of 2023. In connection with the transition to its future headquarters, the company will recognize additional GAAP expense as a result of the overlapping terms for both its current and future headquarters until its current headquarters lease expires in January 2024.
(3)Represents net foreign currency exchange (gains) losses associated with U.S. dollar-denominated assets held by certain foreign subsidiaries.
(4)Tax adjustments are summarized in the following table:

	Three Months Ended
(in thousands)	June 30, 2023		March 31, 2023	June 30, 2022
Exclusion of tax effects associated with items noted above	$(747)		$(1,285)	$15
Exclusion of discrete tax items	(3)		(1,181)	(5,887)
Total tax adjustments	$(750)		$(2,466)	$(5,872)

Reconciliation of U.S. GAAP to As Adjusted Financial Results Revenue, Expenses, Operating Income and Operating Margin

(in thousands, except percentages)	Three Months Ended
	June 30, 2023	March 31, 2023	June 30, 2022
Revenue, U.S. GAAP	$120,630	$126,082	$147,431
Seed investments (1)	(321)	183	292
Revenue, as adjusted	$120,309	$126,265	$147,723

Expenses, U.S. GAAP	$79,789	$81,183	$86,437
Seed investments (1)	(694)	(267)	(218)
Accelerated vesting of restricted stock units	(108)	(245)	(2,490)
Lease transition and other costs - 280 Park Avenue (2)	(2,498)	(2,443)	—
Expenses, as adjusted	$76,489	$78,228	$83,729

Operating income, U.S. GAAP	$40,841	$44,899	$60,994
Seed investments (1)	373	450	510
Accelerated vesting of restricted stock units	108	245	2,490
Lease transition and other costs - 280 Park Avenue (2)	2,498	2,443	—
Operating income, as adjusted	$43,820	$48,037	$63,994

Operating margin, U.S. GAAP	33.9%	35.6%	41.4%
Operating margin, as adjusted	36.4%	38.0%	43.3%
__________________________
(1)Represents adjustment to remove the impact of consolidated investment vehicles from the company's financial results.
(2)Represents lease and other expenses related to the company's current headquarters at 280 Park Avenue, which it expects to vacate in the fourth quarter of 2023. In connection with the transition to its future headquarters, the company will recognize additional GAAP expense as a result of the overlapping terms for both its current and future headquarters until its current headquarters lease expires in January 2024.

Reconciliation of U.S. GAAP to As Adjusted Financial Results Non-operating Income (Loss)

(in thousands)	Three Months Ended
	June 30, 2023	March 31, 2023	June 30, 2022
Non-operating income (loss), U.S. GAAP	$2,650	$1,632	$(25,002)
Seed investments—net (1)	(1,065)	(466)	27,467
Foreign currency exchange (gains) losses—net (2)	1,073	1,090	(3,542)
Non-operating income (loss), as adjusted	$2,658	$2,256	$(1,077)
_________________________
(1)Represents adjustment to remove the impact of consolidated investment vehicles and other seed investments from the company's financial results. In accordance with the company’s revised methodology, interest and dividends from seed investments were not included in the adjustment for the three months ended June 30, 2023 and March 31, 2023.
(2)Represents net foreign currency exchange (gains) losses associated with U.S. dollar-denominated assets held by certain foreign subsidiaries.